EXHIBIT 32.2

LUTHER BURBANK CORPORATION

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Laura Tarantino, state and attest that:

1.I am the Chief Financial Officer of Luther Burbank Corporation (the "Corporation").

2.I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•    The Annual Report on Form 10-K of the Corporation for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
•    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of, and for, the periods presented.

Date:     February 22, 2023

By: /s/ Laura Tarantino
Chief Financial Officer
(Principal Financial Officer)